UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 10, 2009

Huttig Building Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation )		Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (314) 216-2600
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Set forth on Exhibit 99.1 are the preliminary financial results of Huttig Building Products, Inc. for its fourth fiscal quarter ended December 31, 2008.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

99.1	Preliminary Financial Results for Fourth Quarter ended December 31, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc. (Registrant)
Date: February 10, 2009	/s/ Kenneth L. Young
Kenneth L. Young
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Preliminary Financial Results for Fourth Quarter ended December 31, 2008